UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23802

Destiny Tech100 Inc.
(Exact name of registrant as specified in charter)

1401 Lavaca Street, #144

Austin, TX 78701
(Address of principal executive offices) (Zip code)

Sohail Prasad

c/o Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701
(Name and address of agent for service)

(415) 639-9966

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the year ended December 31, 2023, originally filed with the U.S. Securities and Exchange Commission on March 8, 2024. The purpose of this amendment is to include restated financial statements for the year ended December 31, 2023 to reflect a revised presentation of the investments held by the Registrant in special purpose vehicles (“SPVs”) in the schedule of investments included in the Registrant’s financial statements. These revisions are reflected in the accompanying restated financial statements and do not affect investments, at fair value, total assets, total net assets, net asset value per share, changes in net assets, total return, or the Financial Highlights. The effects of this restatement on the Registrant's financial statements for the year ended December 31, 2023 are further described in Note 10 to the financial statements. For the convenience of the reader, we are refiling our entire report on Form N-CSR for the year ended December 31, 2023 by means of this amended Form N-CSR. However, except for the information affected by the restatement as described in Note 10, and revisions described above, the amended N-CSR does not reflect events occurring after the filing of the original Form N-CSR or modify or update the disclosures contained therein.

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

D/XYZ

DESTINY TECH100 INC

ANNUAL SHAREHOLDER REPORT

DECEMBER 31, 2023

This annual shareholder report contains important information about Destiny Tech100 Inc. for the period of January 1, 2023 to December 31, 2023. You can find additional information about the fund at d.xyz. You can also request this information by contacting us at 415-639-9966 or ir@destiny.xyz

Table of Contents

Manager’s Commentary (Unaudited)	2
Performance and Graphical Illustrations (Unaudited)	3
Schedule of Investments (as restated, see Note 10)	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	26
Additional Information (Unaudited)	27
Privacy Policy (Unaudited)	28
Directors and Officers (Unaudited)	30

Destiny Tech100 Inc.

Manager’s Commentary (Unaudited)
As of December 31, 2023

Dear Shareholders:

For the 12 months ended December 31, 2023, the investments held by Destiny Tech100 (the “Fund”) generated a return of -7.3%1. This compares to a 43.4% return for the Nasdaq Composite Index, a benchmark, over the same period.

This year’s market environment followed the trend set in the latter half of 2022. Interest rates continued to affect a broad spectrum of asset classes and economic sectors, as the Federal Reserve signaled a commitment to maintaining a “higher for longer” approach to rates.

Higher nominal and real rates enhance the appeal of alternatives like credit, raising the hurdle rate for risk assets – a shift that was priced into the stocks of public tech companies last year. However, limits to secondary liquidity and wide bid-ask spreads delayed a similar repricing in private company shares. These factors have impeded price discovery and are further complicated by many private firms choosing to conserve cash and extend runway rather than accept reduced valuations.

Fortunately, forecasting macroeconomic thunderstorms is not our focus. The art of building and investing in businesses is one of grit, patience, and a recognition that the progress of a product that matters is rarely linear. One of the most important inputs to success is time.

The Tech100 currently maintains positions in 23 private companies, with over 40% of the portfolio concentrated in aviation and aerospace businesses such as SpaceX, Relativity Space, and Boom Supersonic that were underwritten assuming a 5-10 year time horizon. We remain optimistic with respect to the intrinsic growth of these holdings, which should converge with portfolio performance over time.

One of the two investments we made this year exemplifies this strategy: we increased our position in Axiom Space, which now represents approximately 10% of the portfolio. Led by the former head of NASA’s international space station (ISS) program, Axiom has secured a sole-source contract to build the successor to the ISS and intends to use the proceeds from this project to build the first generation of commercial space destinations. As with the other companies in our portfolio, the execution of this vision needs to be consistent, but the results will be lumpy.

Additionally, on December 22nd, the SEC declared our resale registration statement effective. With this milestone met, we’re now anticipating a listing on the NYSE in Q1 or Q2 2024.

We appreciate your continued support and look forward to an exciting year ahead.

Sincerely,

Sincerely,

Sohail Prasad

1	Performance represents the depreciation on investments for the one-year period of December 31, 2022 to December 31, 2023.

Destiny Tech100 Inc.

Performance and Graphical Illustrations
December 31, 2023 (Unaudited)

The Fund’s performance figures* for the period ended December 31, 2023 compared to its benchmark:

Fund/Index	One-Year	Annualized Since Inception (a)
Destiny Tech100 Inc. - NAV	(7.29)%	(23.24)%
Fund Benchmark
NASDAQ Composite Index (b)	43.42%	19.51%

Comparison of Change in Value of 10,000 Initial Investment

*

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on December 31, 2023.

(a)	The Fund commenced operations on May 12, 2022. The performance is based on average annual returns.

(b)

The Nasdaq Composite Index is a market cap-weighted index, simply representing the value of all its listed stocks. The set of eligible securities includes common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2023 (as restated, see Note 10)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Common Stocks at Fair Value 1.98%
	Mobile Commerce 1.98%
44,181	Maplebear, Inc. (a)(c)	09/27/23	$6,419,399	$1,036,928
	Total Common Stocks		6,419,399	1,036,928

	Private Investments, at fair value 89.95%
	Common Stocks 17.14%
	Education Services 3.03%
106,136	ClassDojo, Inc. (a)(b)(c)	11/19/21	3,000,018	1,592,040

	Enterprise Software 4.90%
88,885	Automation Anywhere, Inc. (a)(b)(c)	12/30/21	2,609,219	480,868
110,234	SuperHuman Labs, Inc. (a)(b)(c)	06/25/21	2,999,996	2,099,958
			5,609,215	2,580,826
	Financial Technology 8.46%
90,952	CElegans Labs, Inc. (a)(b)(c)	11/23/21	2,999,977	1,251,500
3,077	Klarna Bank AB (a)(b)(c)	03/16/22	4,657,660	615,400
55,555	Public Holdings, Inc. (a)(b)(c)	07/22/21	999,990	777,770
8,200	Revolut Group Holdings Ltd. (a)(b)(c)	12/08/21	5,275,185	1,804,000
			13,932,812	4,448,670
	Social Media 0.56%
1,069	Discord, Inc. (a)(b)(c)	03/01/22	724,942	293,975

	Supply Chain/Logistics 0.19%
26,000	Flexport, Inc. (a)(b)(c)	03/29/22	520,000	97,500
	Total Common Stocks		23,786,987	9,013,011

	Convertible Notes 4.66%
	Aviation/Aerospace 4.66%
$2,000,000	Boom Technology, Inc., 5.00% 01/09/2027 (b)(c)(d)	02/18/22	2,000,000	2,450,000
	Total Convertible Notes		2,000,000	2,450,000

	Preferred Stocks 14.25%
	Aviation/Aerospace 9.76%
8,879	Axiom Space, Inc. Series C Preferred Stock (a)(b)(c)	01/18/23	1,499,929	1,499,929
21,517	Axiom Space, Inc. Series C-1 Preferred Stock (a)(b)(c)	12/22/21	3,179,754	3,634,867
			4,679,683	5,134,796
	Financial Technology 3.31%
60,250	Chime Financial Inc. - Series A Preferred Stock (a)(b)(c)	12/30/21	5,150,748	994,125
176,886	Jeeves, Inc. - Series C Preferred Stock (a)(b)(c)	04/05/22	749,997	749,997
			5,900,745	1,744,122
	Food Products 0.49%
52,000	Impossible Foods, Inc. - Series A Preferred Stock (a)(b)(c)	06/17/22	1,272,986	265,200

	Social Media 0.69%
1,311	Discord, Inc. - Series G Preferred Stock (a)(b)(c)	03/01/22	889,055	360,525
	Total Preferred Stocks		12,742,469	7,504,643

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2023 (as restated, see Note 10) (continued)

Units	Security	Acquisition Date	Cost	Fair Value
	Special Purpose Vehicles* 53.91%
	Artificial Intelligence 3.80%
11,236	DXYZ OAI I LLC (a)(b)(c)(h)	12/18/23	$2,010,008	$2,000,008

	Aviation/Aerospace 37.73%
9,100	Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock) (a)(b)(c)(g)(i)	06/09/22	618,618	882,700
135,135	DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock) (a)(b)(c)(g)(j)	06/27/22	10,009,990	13,108,094
42,857	MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock) (a)(b)(c)(g)(k)	06/08/22	3,419,945	4,415,413
63,846	MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock) (a)(b)(c)(f)	12/28/21	1,659,996	1,447,389
			15,708,549	19,853,596
	Financial Technology 7.50%
49,075	Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock) (a)(b)(c)(e)	01/10/22	3,478,813	1,394,712
1,540	Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock) (a)(b)(c)(e)	02/15/22	1,110,340	284,900
N/A	G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock) (a)(b)(c)(f)	03/02/22	4,130,298	2,122,938
N/A	Rhenium Bolt 2021, LLC (invested in Bolt Financial, Inc., Series C Preferred Stock) (a)(b)(c)(f)(l)	03/08/22	2,000,020	149,265
			10,719,471	3,951,815
	Food Products 0.80%
N/A	Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock) (a)(b)(c)(f)	11/04/21	2,098,940	422,185

	Gaming/Entertainment 4.07%
4,946	MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock) (a)(b)(c)(f)	12/31/21	6,998,590	2,141,618
	Total Special Purpose Vehicles		37,535,558	28,369,222

	Total Private Investments			47,336,876

	Short-Term Investments 9.19%
	Money Market 9.19%
4,833,833	First American Treasury Obligations, Class X, 5.28% (m)	05/08/23	4,833,833	4,833,833
	Total Short-Term Investments		4,833,833	4,833,833

	Total Investments, at fair value — 101.11% (Cost $87,318,246)			$53,207,637
	Other Assets Less Liabilities ( 1.11%)			(584,104)
	Net Assets - 100.00%			$52,623,533

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments
As of December 31, 2023 (as restated, see Note 10) (continued)

Shares/Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Securities by Country as a Percentage of Investments Fair Value
	United States 95.45%
	Common Stocks		$20,273,541	$7,630,539
	Convertible Notes		2,000,000	2,450,000
	Preferred Stocks		12,742,469	7,504,643
	Special Purpose Vehicles		37,535,558	28,369,222
	Money Market		4,833,833	4,833,833
	Total United States		$77,385,401	$50,788,237

	United Kingdom 3.39%
	Common Stocks		5,275,185	1,804,000
	Total United Kingdom		$5,275,185	$1,804,000

	Sweden 1.16%
	Common Stocks		4,657,660	615,400
	Total Sweden		$4,657,660	$615,400

*	Special Purpose Vehicles ("SPVs") are private investments vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act pursuant to section 3(c)(1) or section 3(c)(7).

(a)	Non-income producing security.

(b)	Level 3 securities fair valued using significant unobservable inputs.

(c)	Restricted investments as to resale.

(d)	PIK interest is included in the fair value of the investment.

(e)

Investment is a Special Purpose Vehicle that holds multiple forward agreements that represent common shares of the indicated portfolio company. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The aggregate total of the forward contracts for each SPV represents less than 5% of Fund's net assets.

(f)

The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(g)

The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. If applicable, the number of units presented are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure. The SPV has invested through one or more underlying SPVs.

(h)	As of December 31, 2023, 0% of DXYZ OAI I LLC's capital was invested in OpenAI (see Note 11).

(i)	The SPV has invested through one underlying SPV, resulting in the related economic exposure to the Fund.

(j)	The SPV has invested through five underlying SPVs, resulting in the related economic exposure to the Fund. Five of the underlying SPVs have one additional layer of SPVs, while one has two layers.

(k)	The SPV has invested through one underlying SPV, resulting in the related economic exposure to the Fund.

(l)	Valued using net asset value as practical expedient.

(m)	Rate disclosed is the seven-day effective yield as of December 31, 2023.

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Assets and Liabilities
As of December 31, 2023

Assets
Investments, at fair value (Cost – $87,318,246)	$53,207,637
Prepaid insurance	61,941
Interest receivable	192,382
Total Assets	53,461,960

Liabilities
Management fee payable	443,313
Fund administration fee payable	102,597
Due to Organizer (see Note 5)	65,767
Professional fees payable	221,750
Other fees payable	5,000
Total Liabilities	838,427
Commitments and contingencies (Note 6)
Net Assets	$52,623,533

Net Assets Consist Of:
Paid-in-capital (500,000,000 shares authorized, $0.00001 par value)	86,073,318
Total accumulated deficit	(33,449,785)
Net Assets applicable to Common Shareholders	$52,623,533

Net Asset Value Per Share
Net assets applicable to Common Shareholders	$52,623,533
Common Shares of beneficial interest outstanding, at $0.00001 par value; 500,000,000 shares authorized, 10,879,905 shares issued and outstanding	10,879,905
Net Asset Value Per Share applicable to Common Shareholders	$4.84

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Operations
For the Year Ended December 31, 2023

Investment Income
Interest income	$102,383
Dividend income	258,077
Total investment income	360,460

Expenses
Management fees (see Note 5)	1,790,368
Legal fees	369,046
Audit and tax fees	303,935
Trustee fees	230,978
Pricing fees	162,500
Chief compliance and principal financial officer fees	112,742
Offering costs	72,170
Other expenses	171,112
Total Expenses	3,212,851

Net Investment Loss	(2,852,391)

Change in unrealized fair value of warrants (See Note 4)	3,571,824
Change in unrealized fair value on investments	(4,859,940)
Net Realized and Unrealized Loss	(1,288,116)

Net Decrease in Net Assets from Operations	$(4,140,507)

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations
Net investment gain/(loss)	$(2,852,391)	$(2,939,115)
Recognition of conversion of SAFE note liabilities to Common Shares	—	25,375,657
Change in unrealized fair value of warrants (see Note 4)	3,571,824	1,441,461
Change in unrealized fair value on SAFE note liabilities	—	677,092
Change in unrealized fair value on investments	(4,859,940)	(28,483,048)
Increase/(decrease) in net assets resulting from operations	(4,140,507)	(3,927,953)

Distributions to Shareholders
From distributable earnings	—	—
Total distributions to Fund shareholders	—	—

Capital Share Transactions
Conversion to SAFE notes	—	64,697,000 (1)
Increase/(decrease) in net assets from capital share transactions	—	64,697,000
Total increase/(decrease) in net assets	(4,140,507)	60,769,047

Net Assets
Beginning of period	56,764,040	(4,005,007)
End of period	$52,623,533	$56,764,040

Capital Share Activity
Conversion to SAFE notes	—	9,424,629 (1)
Reverse stock split	—	(1,044,724)
Net increase in shares outstanding	—	8,379,905
Shares outstanding, beginning of period	10,879,905	2,500,000
Shares outstanding, end of period	10,879,905	10,879,905

(1)

On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issued and outstanding.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Cash Flows
For the Year Ended December 31, 2023

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(4,140,507)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in unrealized fair value of warrants (see Note 4)	(3,571,824)
Change in unrealized fair value on investments	4,859,940
Purchase of investments	(13,578,995)
Sale of investments	5,115,526
Deferred offering costs	72,170
Changes in operating assets and liabilities:
Decrease in management fee payable	(26,253)
Decrease in fund administration fee payable	(66,861)
Decrease in professional fees payable	(70,501)
Decrease in organization cost payable to organizer	(70,202)
Decrease in other fees payable	(27,653)
Increase in interest receivable	(8,132)
Increase in prepaid insurance	(61,941)
Decrease in due to organizer	(159,057)
Net cash used in operating activities	(11,734,290)

Cash used in investing activities	—

Cash Flows from Financing Activities
Paid to shareholders	(75,000)
Offering costs paid to organizer	(216,510)
Net cash used in financing activities	(291,510)

Net Decrease in cash	(12,025,800)
Cash, beginning of period	12,025,800

Cash, end of period	$—

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Financial Highlights

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022(1)(2)
Net Asset Value, Beginning of Period	$5.22	$(1.60)

Income from Investment Operations
Net investment income/(loss)(3)	(0.26)	(0.27)
Recognition of conversion of SAFE note liabilities to Common Shares	—	2.33
Change in unrealized fair value of warrants (see Note 4)	0.32	0.13
Change in unrealized fair value on SAFE note liabilities	—	0.06
Change in unrealized fair value on investments	(0.44)	(2.61)
Total income/(loss) from investment operations and recognition of conversion of SAFE note liabilities to Common Shares	(0.38)	(0.36)

Distributions to Shareholders
From net investment income	—	—
From return of capital	—	—
Total distributions	—	—
Effect of shares issued from SAFE note conversion to Common Shares	—	7.18
Increase/(Decrease) in Net Asset Value	(0.38)	6.82
Net Asset Value, End of Period	$4.84	$5.22

Total Return (4)	(7.29)%	426.08	%(5)

Supplemental Data and Ratios
Net assets attributable to common shares, end of period (000s)	$52,624	$56,764
Ratio of expenses to average net assets (6)	(5.92)%	(5.13)%
Ratio of net investment income to average net assets (6)	(5.25)%	(4.82)%
Portfolio turnover rate (7)	0.09%	0.24%

(1)

The Fund commenced operations on January 25, 2021. For the period from January 25, 2021 to May 11, 2022, the Organizer was the sole owner of the Fund’s shares of common stock of 2,500,000 shares. Financial Highlights were not presented for the Fund for the 2021 period.

(2)

On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issues and outstanding.

(3)	Calculated using the average shares method.

(4)	Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or the sale of Fund shares. Returns for period less than a year are not annualized.

(5)

Total return has been calculated using the absolute value of the initial Net Asset Value due to a negative Net Asset Value as of January 1, 2022. The total return for the fund has been calculated for shareholders owning shares for the entire period and does not represent the return for holders of SAFE notes that converted to common stock during the year ended December 31, 2022.

(6)	Ratios do not include expenses of underlying private investments in which the Fund invests.

(7)

Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported. Ratio is not annualized.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Notes to Financial Statements
December 31, 2023

(1)    Organization

Destiny Tech100 Inc. (the “Fund”) was formed on November 18, 2020, as a Maryland corporation and commenced operations on January 25, 2021. On May 13, 2022, the Fund registered with the Securities and Exchange Commission as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company. On December 22, 2023, the Fund’s Registration Statement on Form N-2 relating to the resale of up to 1,455,276 shares of the Fund’s common stock was declared effective by the Securities and Exchange Commission. The Fund intends to apply to have the common stock listed on the New York Stock Exchange (the “NYSE”) under the symbol “DXYZ”.

Destiny Advisors LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund. The Adviser is responsible for the overall management and affairs of the Fund and has full discretion to invest the assets of the Fund in a manner consistent with the Fund’s investment objective.

The Fund’s investment objective is to maximize the portfolio’s total return, principally by seeking capital gains on equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities of companies principally engaged in the technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide the Fund with economic exposure to the equity securities of such issuer. The Fund will invest principally in the equity and equity-linked securities of what it believes to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. The Fund may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria. The Fund concentrates its investments in companies operating in one or more industries within the technology group of industries. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. We intend to be treated, and continue to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the taxable year in which we qualify for such treatment. No assurance can be provided that we will qualify as a RIC for any taxable year.

The Adviser is a wholly-owned subsidiary of Destiny XYZ Inc. (the “Organizer”). The Organizer manages and controls the Adviser.

The Fund’s board of directors (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s operations and investment program. A majority of the directors of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

(2)    Summary of Significant Accounting Policies (as restated, see Note 10)

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. All accounts are stated in U.S. dollars unless otherwise noted. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a)    Investments

Investments in securities may include private investments vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act pursuant to section 3(c)(1) or section 3(c)(7) ("special purpose vehicles" or "SPVs"). These investments are recorded on the trade date, the date on which the Fund agrees to purchase or sell the securities.

The Fund may invest in SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The Fund does not have information as to the identities of the shareholders; however, counterparty risk is mitigated by the fact that there is not a single counterparty on the opposite side of the forward contracts.

The Fund may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. This may involve counterparty promises of future performance, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. Should

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect the Fund’s performance. The Fund’s ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures the Fund takes to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

The organizer of each SPV holding forward contracts may carry an insurance policy at their own expense to protect the SPV against certain insured risks with respect to the forward purchase contracts. Insured risks include (i) an intentional attempt by a shareholder to deceive the organizer or the SPV or a failure to honor an obligation under, or refusal to settle, an obligation to the SPV; (ii) certain events of bankruptcy; and (iii) in the case of death of a shareholder, the refusal of the shareholder’s heirs, beneficiary, or estate to honor the obligation.

In cases where the Fund purchases a forward contract through a secondary marketplace, it may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty. In such cases, the Fund will not be a direct beneficiary of the portfolio company’s securities or related instruments. Instead, it would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Realized gains or losses on dispositions of investments represent the difference between the original cost of the investment, based on the specific identification method, and the proceeds received from the sale. The Fund applies a fair value accounting policy to its investments with changes in unrealized gains and losses recognized in the statement of operations as a component of net unrealized gain (loss).

(b)    SPV Presentation

The Fund has restated the presentation and disclosure of SPV investments in this annual shareholder report. In historical financial statements the Fund presented the underlying issuer and economic exposure of each SPV investment, with a tickmark explaining the SPV ownership structure on the schedule of investments. The presentation and disclosure of the SPVs in the current year financial statements has been revised to align with Regulation S-X 12-12. The Schedule of Investments in these financial statements reflects the name of the SPV in which each investment was made, along with the underlying issuer and economic exposure in parentheses. Accordingly, all corresponding notes and supporting disclosure have been updated to conform with the current presentation. The Fund believes these revisions enhance transparency for financial statement users.

(c)    Income Taxes

For the year ended December 31, 2022 and for the period from November 11, 2020 (date of inception) through December 31, 2021, the Company was subject to tax as a corporation. The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with its taxable year ended December 31, 2023. As a RIC, the Fund will be required to comply with certain regulatory requirements.

The Fund records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions as of and through December 31, 2023.

(d)    Cash and Cash Equivalents

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(e)    Income and Expenses

Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex- dividend date. Expenses are recognized on an accrual basis as incurred.

Offering costs were accounted for as deferred costs until the Fund registered as an investment company under the 1940 Act and were then amortized to expense over twelve months on a straight-line basis. These costs consist of fees for the legal preparation and filing fees associated with the private offering. As of December 31, 2023, $72,170 of offering costs originally accounted for as deferred costs have been amortized to expense in the Statement of Operations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income.

(f)    Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported in the financial statements. Because of the uncertainties associated with estimation, actual results could differ from those estimates used in preparing the accompanying financial statements.

(g)    Concentrations of Credit Risk

Financial instruments which potentially expose the Fund to concentrations of credit risk consist of cash and cash equivalents. The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally-insured limits.

(h)    Risks and Uncertainties

All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risk that values will fluctuate as a result of changing expectations for the economy and individual investors.

Liquidity and Valuation Risk - Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the Securities and Exchange Commission’s (the “SEC”) standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

General SPV Risks

Our investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with us and we are typically be one of many investors in the SPV, in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, we would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell investments that we would not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from that of the underlying securities if held directly. Finally, as investors in an SPV, we own interests in the SPV and have no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that we invest in may have different terms and structures, which may present unique risks and result in different fee levels.

Concentration Risk - Many of the Fund’s investments will be in U.S. private companies in the technology sector, and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of December 31, 2023, approximately 51.6% of our investment portfolio is invested in private technology companies in the aerospace/aviation industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

(i)    Restricted securities

Restricted securities are securities of privately-held companies that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Adviser. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Adviser. As of December 31, 2023, there is no expected date for such restrictions to be removed for the Fund’s restricted securities, with the exception of Maplebear, Inc., in which the lock-up restriction expired on February 15, 2024.

Additional information on each restricted investment held by the Fund on December 31, 2023 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Total Net Assets
Automation Anywhere, Inc.	12/30/2021	$2,609,219	$480,868	0.91%
Axiom Space, Inc. Series C Preferred Stock	1/18/2023	1,499,929	1,499,929	2.85%
Axiom Space, Inc. Series C-1 Preferred Stock	12/22/2021	3,179,754	3,634,867	6.91%
Boom Technology, Inc.	2/18/2022	2,000,000	2,450,000	4.66%
Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock)	6/9/2022	618,618	882,700	1.68%
CElegans Labs, Inc.	11/23/2021	2,999,977	1,251,500	2.37%
Chime Financial Inc. - Series A Preferred Stock	12/30/2021	5,150,748	994,125	1.89%
ClassDojo, Inc.	11/19/2021	3,000,018	1,592,040	3.03%
Discord, Inc.	3/1/2022	724,942	293,975	0.56%
Discord, Inc. - Series G Preferred Stock	3/1/2022	889,055	360,525	0.69%
DXYZ OAI I LLC	12/18/2023	2,010,008	2,000,008	3.80%
DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock)	6/27/2022	10,009,990	13,108,094	24.91%
Flexport, Inc.	3/29/2022	520,000	97,500	0.19%
Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	1/10/2022	3,478,813	1,394,712	2.65%
Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	2/15/2022	1,110,340	284,900	0.54%
G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock)	3/2/2022	4,130,298	2,122,938	4.03%
Impossible Foods - Series A Preferred Stock	6/17/2022	1,272,986	265,200	0.49%
Jeeves, Inc. - Series C Preferred Stock	4/5/2022	749,997	749,997	1.42%
Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	11/4/2021	2,098,940	422,185	0.80%
Klarna Bank AB	3/16/2022	4,657,660	615,400	1.17%
Maplebear, Inc.	9/27/2023	6,419,399	1,036,928	1.98%
MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock)	6/8/2022	3,419,945	4,415,413	8.39%
MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock)	12/31/2021	6,998,590	2,141,618	4.07%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock)	12/28/2021	$1,659,996	$1,447,389	2.75%
Public Holdings, Inc.	7/22/2021	999,990	777,770	1.48%
Revolut Group Holdings Ltd	12/8/2021	5,275,185	1,804,000	3.43%
Rhenium Bolt 2021, LLC (invested in Bolt Financial, Inc., Series C Preferred Stock)	3/8/2022	2,000,020	149,265	0.28%
SuperHuman Labs, Inc.	6/25/2021	2,999,996	2,099,958	3.99%
Total Investments		$82,484,413	$48,373,804	91.92%

(3)    Fair Value Measurements (as restated, see Note 10)

The Fund’s Fair Valuation Procedures incorporate the principles found in Rule 2a-5 of the 1940 Act in conjunction with Topic 820 (“ASC 820”) of the Financial Accounting Standards Board (“FASB”). Rule 2a-5 was created to address valuation practices with respect to the investments of a registered investment company and the oversight role performed by the Board in the valuation process. The Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations.

ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5 of the 1940 Act. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:

Readily Available (Level I) – Investments that trade frequently, for which pricing quotations in active markets are easily accessible.

Limited Availability (Level II) – Investments lacking easily recognizable market data, but where certain other observable data points exist such as market quotes for similar investments, and other observable market conditions such as interest rates, yield curves, default rates, etc.

Unavailable (Level III) – Investments where there is virtually no market data available, with no observable market data points or inputs. Fair value may be derived from professional judgments and assumptions in the form of an analysis that considers relevant factors and criteria determined in good faith, using a methodology such as liquidation basis, present value of cash flows, income approach, etc. or an independent third-party appraisal, should the committee feel the need to engage one.

Investments in publicly traded securities are generally carried at the closing price on the last trading day of the reporting period, while private investments are carried at fair value, estimated using applicable methodologies or are valued at their NAV as a practical expedient. In instances where a public or private real estate market transaction is not sufficiently similar to the investment being valued, alternative valuation methodologies shall be utilized. The determined fair value may be discounted even further on account of factors including but not limited to capital and risk structure, restrictions on resale, and ownership structure.

The Fund is registered under the 1940 Act. The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Fund’s statement of operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the statement of operations.

Private investments are reported on the Fund’s schedule of investments as being measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value, and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a private investment represents the amount that the Fund could reasonably expect to receive from the investment if the Fund’s investment is withdrawn at the measurement date based on NAV.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Investments in private financial instruments or securities for which no readily available pricing is available may be valued by an independent reputable third-party service provider on a quarterly basis or as needed. This includes securities for which the use of NAV as a practical expedient is permitted under U.S. GAAP because their value is not based on unadjusted quoted prices. In conjunction with input from the independent third-party valuation agent, the Adviser, as the Valuation Designee, shall value each Level III Investment on a quarterly basis.

The methods commonly used to develop indications of value for an asset are the Income, Market, and Cost Approaches. Each valuation technique is detailed in ASC 820.

The Income Approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques.

The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). For example, valuation techniques consistent with the market approach often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering factors specific to the measurement (qualitative and quantitative).

The Cost Approach is based on the amount that currently would be required to replace the service capacity of an asset (often referred to as current replacement cost). From the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence. Obsolescence encompasses physical deterioration, functional (technological) obsolescence, and economic (external) obsolescence and is broader than depreciation for financial reporting purposes (an allocation of historical cost) or tax purposes (based on specified service lives).

At various times, the Fund invests in SPVs and similar structures to gain exposure to securities of a single private issuer. The SPVs may hold forward contracts that represent the right to acquire common shares, common stock, preferred stock, profit participation units, an underlying SPV, or other investments. A third-party valuation agent will be engaged to determine fair market value of the SPVs taking the following into account: SPV financial statements, observed market indications, carry, fees, parity of SPV shares to underlying investment shares, forward contract credit risk, value of underlying investment(s) held by SPVs, and other relevant factors. The SPVs may incur a tax liability associated with distributions made by underlying portfolio investments. If an SPV charges management fees, those fees will be taken into consideration on the impact of the fair value of the SPV.

SPV Investments are categorized as Level 3 in the fair value hierarchy. The investments in an SPV that have yet to purchase the underlying securities are held at cost and are categorized as Level 3 in the fair value hierarchy. The Fund follows the guidance in GAAP that allows, as a practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such SPVs may provide an updated NAV or its equivalent on a quarterly basis. The Fund’s Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of December 31, 2023:

Assets

Investment	Level 1	Level 2	Level 3	Practical Expedient	Total
Common Stocks	$1,036,928	$—	$9,013,011	$—	$10,049,939
Convertible Notes	—	—	2,450,000	—	2,450,000
Preferred Stocks	—	—	7,504,643	—	7,504,643
Special Purpose Vehicles	—	—	28,219,957	149,265	28,369,222
Money Market	4,833,833	—	—	—	4,833,833
Total	$5,870,761	$—	$47,187,611	$149,265	$53,207,637

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Assets

Investment	Balance as of December 31, 2022	Purchase of Investments	Proceeds from Sale of Investments	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Note Converted to Stock	Transfers out of Level 3 (a)	Balance as of December 31, 2023
Common Stocks	$13,901,019	$29,944	$—	$—	$(3,881,024)	$—	$(1,036,928)	$9,013,011
Convertible Notes	5,634,867	—	—	—	450,000	(3,634,867)	—	2,450,000
Preferred Stocks	4,207,367	1,589,684	—	—	(1,927,275)	3,634,867	—	7,504,643
Special Purpose Vehicles	25,860,855	2,010,008	—	—	498,359	—	(149,265)	28,219,957
Total	$49,604,108	$3,629,636	$—	$—	$(4,859,940)	$—	$(1,186,193)	$47,187,611

(a)	Level 3 transfers are done using fair market value as of December 31, 2023.

Liabilities

	Balance as of December 31, 2022	Issuance of Liabilities	Conversion of SAFE Notes to Common Stock	Net Realized Gain (Loss) on Conversion of Liabilities	Net Change in Unrealized Appreciation (Depreciation) on Liabilities	Balance as of December 31, 2023
Warrants (see Note 4)	$(3,571,824)	$—	$—	$—	$3,571,824	$—
Total	$(3,571,824)	$—	$—	$—	$3,571,824	$—

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2023:

Level 3 Investments	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Assets
Common Stocks	$9,013,011	Market Approach	Recent Transaction Price	N/A
		Market Approach	Adjusted Recent Transaction Price	$15.00-$19.05
		Market Approach	Volume Weighted Average Price	$4.50-$5.25/($5.10)
		Market Approach	Indicative Broker Quotes	$3.50 - $300.00/($151.75)
Convertible Notes	$2,450,000	Market Approach	Probability weighted financing round	75%
Preferred Stocks	$7,504,643	Cost Approach	Acquisition Price	N/A
		Market Approach	Indicative Broker Quotes	$250.00-$300.00/($275.00)
		Market Approach	Volume Weighted Average Price	$4.50 - $5.25/($5.10)
		Market Approach	Recent Transaction Price	N/A
Special Purpose Vehicles	$28,219,957	Market Approach	Indicative Broker Quotes	$185.00
		Market Approach	Recent Transaction Price	N/A
		Market Approach	Adjusted Recent Transaction Price	$93.66
		Market Approach	Volume Weighted Average Price	$4.50-$475.00/($51.18)
		Cost Approach	Acquisition Price	N/A
Total	$47,187,611

(4)    Capital Transactions

On January 25, 2021, the Organizer purchased 2,500,000 shares of the Fund’s common stock, par value $0.00001, for $25,000.

In January 2021, the Fund commenced a private offering (the “Private Offering”) of Simple Agreements for Future Equity (“SAFEs”) pursuant to Rule 506(b) under the Securities Act of 1933, as amended, to a limited number of qualified purchasers, as such term is defined under Section 2(a)(51)(A) of the 1940 Act. A SAFE is an investment instrument similar to a convertible promissory note. The SAFE document is not a debt instrument, but rather appears on the Fund’s capitalization table like other convertible securities such as options. Unlike a convertible note, the SAFE does not have a maturity date and contains provisions for conversion into shares of the Fund’s common stock or redemption upon the occurrences set forth therein. Additionally, a SAFE does not accrue interest.

The purchasers of SAFEs are referred to as “SAFE Investors.” As additional consideration of a SAFE Investor’s purchase of the SAFE, each SAFE Investor was granted a warrant to purchase the number of shares of the Fund’s common stock equal to the purchase amount of the SAFE divided by $10.00 per share (or such amount per share established pursuant to any amendment to the terms of the SAFE) multiplied by either 40% for Tranche 1 or 30% for Tranche 2 and Tranche 3, rounded down to the nearest whole share (the “Warrant Shares”) at a purchase price of $11.50 per Warrant Share, subject to such adjustments as set forth in the terms of the SAFE (the “Warrant”).

Immediately prior to the SAFE Conversion (defined below), and in accordance with the terms of the SAFE agreement, the Fund performed a reverse stock split of shares of the common stock to ensure that a sufficient amount of shares of the common stock not owned by the Organizer would be outstanding after the SAFE Conversion.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

On April 27, 2022, the Fund obtained approval from a majority of the SAFE holders to amend the SAFE Agreement to provide for a mandatory conversion of the SAFEs to shares of our common stock at a conversion price of $10.00 per share (the “SAFE Conversion”). On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issued and outstanding.

The SAFE Investors who acquired shares of the common stock in connection with the SAFE Conversion (the “Lock-Up Shares”) are subject to limitations on their ability to offer, sell or otherwise dispose of the Lock-Up Shares during the “Lock-Up Period”. Immediately following the date the shares are listed for trading on the NYSE, 25% of the Lock-Up Shares will be freely transferable and not subject to the lock-up provisions as defined in the Fund’s Registration Statement. The Lock-Up Period for the remaining Lock-Up Shares is:

●	with respect to the first 33.33% of the remaining Lock-Up Shares, 60 days after the date our shares are listed for trading on the NYSE,

●	with respect to an additional 33.33% of the remaining Lock-Up Shares, 120 days after the date our shares are listed for trading on the NYSE, and

●	with respect to the last 33.33% of the remaining Lock-Up Shares, 180 days after the date our shares are listed for trading on the NYSE.

Warrants

As additional consideration in connection with the Private Offering, the Fund issued to investors warrants (the “Warrants”) to purchase additional shares of the Fund’s common stock at a purchase price of $11.50 per Warrant, subject to certain adjustments set forth in the SAFE Agreement entered into between the Fund and purchasers of SAFEs. Pursuant to the terms of the Warrant Agreement, the Warrants had an expiration date of January 1, 2026.

The Fund evaluated the Warrants pursuant to ASC 480 to determine whether they represent an obligation requiring the Fund to classify the instruments as a liability. Management determined the Warrants did not meet the criteria to be classified as liabilities under ASC 480 and next evaluated them under ASC 815.

Management then determined the Warrants did not meet the definition of a derivative. It was thus determined to next evaluate them under the guidance in ASC 815-40-15-5 through 15-8 to determine whether they meet the criteria to be considered indexed to the Fund’s own stock. Management determined the Warrants did not meet the criteria to be considered indexed to the Fund’s own stock and were treated as a liability classified pursuant to ASC 815-40-15-7D.

After several discussions with the SEC staff, it was determined that the Warrants expired 120 days following the Fund’s registration as an investment company on May 13, 2022, pursuant to Section 18 of the 1940 Act.

(5)    Related Party Transactions

(a)    Management Fee

On April 29, 2022, the Fund and the Adviser entered into an investment advisory agreement (the “Advisory Agreement”), whereby the Adviser receives a base management fee in the amount of 2.00 percent per annum (the “Base Management Fee”) on the first business day of each month prior to a public listing of the Fund’s shares of common stock. The Base Management Fee is calculated based on the average value of the Fund’s invested capital. Under the Advisory Agreement, upon the listing of the Fund’s shares of common stock on a national securities exchange, the Adviser will receive a Base Management Fee, payable quarterly in arrears, in an amount equal to 0.625% per quarter (2.50% annualized) of the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Prior to the execution of the Advisory Agreement, the Fund and the Adviser operated under a separate investment advisory agreement whereby the Adviser received management fees in the amount of 2.00 percent per annum on a monthly basis. Management fees under the prior investment advisory agreement were calculated based on (x) the aggregate amount of the SAFEs purchased by SAFE investors multiplied by (y) the management fee divided by (z) twelve.

Additionally, from time to time, the Fund will invest in SPVs that charge management fees in connection with the Fund’s investment. For the year ended December 31, 2023, the Fund paid $0 in management fees in connection with its investments in SPVs.

(b)    Administrator

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (the “Administrator”), serves as administrator to the Fund. Under the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement by and among the Fund, the Adviser and the Administrator, the Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Shares, and generally managing the administrative affairs of the Fund. Under the Fund Administration Servicing Agreement, the Administrator is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

(c)    Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (“USBGFS”) serves as the Fund’s dividend paying agent, transfer agent and registrar. Under a transfer agency services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the transactions processed. For the year ended December 31, 2023 the Fund paid $0 in transfer agent fees.

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio. For the year ended December 31, 2023 the Fund paid $6,129 in custody fees.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. For the year ended December 31, 2023 the Fund paid $112,742 in chief compliance and principal financial officer fees.

(d)    Affiliated Partners

The Organizer has made payments of the Fund’s expenses and the Fund intends to reimburse the Organizer for these expenses. As of December 31, 2023, the reimbursable balance due to the Organizer is $65,767 as reported on the Statement of Assets and Liabilities.

As of December 31, 2023, Affiliates of the Fund owned 14.75% of the Fund’s shares.

(6)    Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of December 31, 2023, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

(7)    Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2023, amounted to $3,629,636 and $0 respectively.

(8)    Tax

The Fund intends to elect to be treated, and to qualify annually, as a RIC under the Code, for U.S. federal income tax purposes beginning with its taxable year ended December 31, 2023. If the Fund is unable to qualify as a RIC, the Fund will continue to be taxed as a C Corporation for the 2023 taxable year. In order to qualify as a RIC, among other things, the Fund is required to distribute to its stockholders on a timely basis at least 90% of investment company taxable income and must meet certain asset diversification requirements on a quarterly basis. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund distributes to its stockholders as dividends and claims dividends paid deductions to compute taxable income. A RIC will not be eligible to utilize net operating losses. However, net operating losses may be available to offset any built-in gain on the Fund’s conversion from a C Corporation to a RIC and would continue to be available if the Fund fails to qualify as a RIC for the 2023 tax year. As a result of the Company electing to be treated as a RIC as of January 1, 2023, it may be required to pay a corporate-level U.S. federal income tax on the amount of the net built-in gains, if any, in its assets (the amount by which the net fair market value of the Company’s assets exceeds the net adjusted basis in its assets) as of the date of conversion (i.e., the beginning of the first taxable year that the Company qualifies as a RIC, which would be January 1, 2023) to the extent that such gains are recognized by the Company during the applicable recognition period, which is the five-year period beginning on the date of conversion.

Any corporate-level built-in-gains tax is payable at the time the built-in gains are recognized (which generally will be the years in which the assets with the built-in-gains are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by the Company in this 5-year period, the actual amount of net built-in gain or loss present in those assets as of the date of conversion, and the effective tax rates at such times. The payment of any such corporate-level U.S. federal income tax on built-in gains will be a Company expense that will reduce the amount available for distribution to stockholders. The built-in-gains tax is calculated by determining the RIC’s net unrealized built-in gains, if any, by which the fair market value of the assets of the RIC at the beginning of its first RIC year exceeds the aggregate adjusted basis of such assets at that time.

As of January 1, 2023, the Company had a net unrealized built-in loss. It does not expect to incur a built-in-gains tax for the 2023 tax year due to the fact that there are net unrealized built-in losses and as well as available net operating losses.

Depending on the level of taxable income earned in a tax year, a RIC may determine to retain taxable income in excess of current year dividend distributions and distribute such taxable income in the next tax year. A RIC may then be required to incur a 4% excise tax on such income. To the extent that the RIC determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the RIC accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

The tax character of dividends paid to shareholders during the tax years ended in 2023 and 2022, as noted below, was as follows:

	2023	2022
Ordinary Income	$—	$—
Total Distributions Paid	$—	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

Permanent items identified during the year ended December 31, 2023 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT
$21,351,318	($21,351,318)

In general, we make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include conversion-related items, differences in the book and tax basis of certain assets and liabilities, amortization of start-up costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items.

The following information is provided on a tax basis as of December 31, 2023:

Cost of investments	$87,186,116
Unrealized appreciation	9,568 ,520
Unrealized depreciation	(39,373,377)
Net unrealized appreciation/(depreciation)	(29,804,857)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Accumulated gain/(loss)	(3,644,927)
Total accumulated gain/(loss)	$(33,449,784)

As of December 31, 2022, the Company had a net operating loss carryforward for federal income tax purposes of $3,588,375. This net operating loss may be carried forward indefinitely but would not be useable to offset income in taxable years in which the Company qualifies as a RIC. This net operating loss may also be subject to Section 382 limitations.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended December 31, 2023 and December 31, 2022, we had capital loss carryforwards of $0 and $0, respectively, available for use in later tax years. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code. The Fund has $0 of short-term capital loss carryforwards and $0 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2020 through December 31, 2023 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

(9)    Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Fund as of the specified effective date.

In June 2022, the FASB issued ASU No. 2022-03 “Fair Value Measurements (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The standard is effective for annual periods beginning after December 15, 2023, and should be applied prospectively. Early adoption is permitted. The Fund has elected the early adoption of ASU 2022-03.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
December 31, 2023

(10)    Restatement

Subsequent to the issuance of the financial statements for the year ended December 31, 2023, the Fund determined that it was appropriate to restate the presentation of the investments held by the Fund through SPVs in the schedule of investments included in the financial statements. As a result, the financial statements have been restated to revise certain line items and disclosure to align with Regulation S-X 12-12. The revisions to such line items reflect the name of the applicable SPV in which the investment was made, along with the number of units and the underlying issuer or economic exposure in parentheses, previously presented as the underlying issuer along with the relevant shares or principal amount. These revisions are reflected in the accompanying restated financial statements and do not affect investments, at fair value, total assets, total net assets, net asset value (NAV) per share, changes in net assets, total return, or the Financial Highlights. Accordingly, all corresponding notes and supporting disclosures have been updated. The Fund believes these revisions enhance comparability and transparency for financial statement users. Aside from the presentation revisions to the schedule of investments and corresponding footnote disclosures, all other financial information remains unchanged from the previously issued financial statements.

Prior Schedule of Investments Presentation
Security Type	Security Name	Shares/ Principal Amount
Agreement for Future Delivery of Common Shares	Plaid, Inc.	1,540
Agreement for Future Delivery of Common Shares	Stripe, Inc.	49,075
Common Stocks	Relativity Space, LLC	63,846
Common Stocks	Space Exploration Technologies Corp.	9,100
Common Stocks	Space Exploration Technologies Corp.	135,135
Common Stocks	Space Exploration Technologies Corp.	47,143
Common Stocks	Brex, Inc.	117,941
Common Stocks	Epic Games, Inc.	4,946
Preferred Stocks	Bolt Financial, Inc., Series C Preferred Stock	45,455
Preferred Stocks	Impossible Foods, Inc. - Series H Preferred Stock	82,781
Special Purpose Vehicles	DXYZ OAI I LLC	11,236

Restated Schedule of Investments Presentation
Security Type	Security Name	Units
Special Purpose Vehicles	Fund FG-TQY, a series of Forge Investments LLC (economic exposure to Plaid, Inc., Common Stock)	1,540
Special Purpose Vehicles	Fund FG-RTA, a series of Forge Investments LLC (economic exposure to Stripe, Inc., Common Stock)	49,075
Special Purpose Vehicles	MW LSV Relativity Space, LLC (invested in Relativity Space, Inc., Common Stock)	63,846
Special Purpose Vehicles	Celadon Technology Fund VIII, LLC - Series B (economic exposure to Space Exploration Technologies Corp., Common Stock)	9,100
Special Purpose Vehicles	DXYZ SpaceX I LLC (economic exposure to Space Exploration Technologies Corp., 99% Class A Common Stock and 1% Series J Preferred Stock)	135,135
Special Purpose Vehicles	MWAM VC SpaceX-II, LLC (economic exposure to Space Exploration Technologies Corp., 55% Class A Common Stock and 45% Class C Common Stock)	42,857
Special Purpose Vehicles	G Squared Special Situations Fund, LLC - Series H-1 (invested in Brex, Inc., Common Stock)	N/A
Special Purpose Vehicles	MWLSV Epic Games-II, LLC (invested in Epic Games, Inc., Common Stock)	4,946
Special Purpose Vehicles	Rhenium Bolt 2021, LLC (invested in Bolt Financial, Inc., Series C Preferred Stock)	N/A
Special Purpose Vehicles	Khosla Ventures IFSPV II, LLC (invested in Impossible Foods, Inc., Series H Preferred Stock)	N/A
Special Purpose Vehicles	DXYZ OAI I LLC	11,236

Prior Schedule of Investments Presentation of Securities by Country as a Percentage of Investments Fair Value

	Cost	Fair Value
United States 95.45%
Common Stocks	$47,110,978	$31,748,691
Convertible Notes	$2,000,000	$2,450,000
Preferred Stocks	$16,841,429	$8,076,093
Agreement for Future Delivery of Common Shares	$4,589,153	$1,679,612
Special Purpose Vehicles	$2,010,008	$2,000,008
Money Market	$4,833,833	$4,833,833
Total United States	$77,385,401	$50,788,237

United Kingdom 3.39%
Common Stocks	$5,275,185	$1,804,000
Total United Kingdom	$5,275,185	$1,804,000

Sweden 1.16%
Common Stocks	$4,657,660	$615,400
Total Sweden	$4,657,660	$615,400

Restated Schedule of Investments Presentation of Securities by Country as a Percentage of Investments Fair Value

	Cost	Fair Value
United States 95.45%
Common Stocks	$20,273,541	$7,630,539
Convertible Notes	$2,000,000	$2,450,000
Preferred Stocks	$12,742,469	$7,504,643
N/A	$—	$—
Special Purpose Vehicles	$37,535,558	$28,369,222
Money Market	$4,833,833	$4,833,833
Total United States	$77,385,401	$50,788,237

United Kingdom 3.39%
Common Stocks	$5,275,185	$1,804,000
Total United Kingdom	$5,275,185	$1,804,000

Sweden 1.16%
Common Stocks	$4,657,660	$615,400
Total Sweden	$4,657,660	$615,400

(11)    Subsequent Events

Management has evaluated subsequent events for potential recognition and/or disclosure through the date of issuance of these financial statements and determined that none were necessary other than as set forth below.

As of January 22, 2024, DXYZ OAI I LLC has invested 100% of its capital into OpenAI Inc.

Destiny Tech100 Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Destiny Tech100 Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Destiny Tech100 Inc. (the “Fund”) including the schedule of investments as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

Restatement of the 2023 Financial Statements

As explained in Note 10 to the financial statements, the accompanying financial statements have been restated.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with fund managers, custodians and portfolio companies or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Marcum LLP

We have served as the Fund’s auditor since 2022.

San Francisco, CA

February 29, 2024, except for Note 2, Note 3 and Note 10, for which the date is May 20, 2025

Destiny Tech100 Inc.

Additional Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES DESTINY TECH100 INC. DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Name, Address, Social Security number

● Proprietary information regarding your beneficiaries

● Information regarding your earned wages and other sources of income

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Destiny Tech100 Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions – information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call us at: (415) 639-9966

Who are we
Who is providing this notice?	Destiny Tech100 Inc.
What we do
How does Destiny Tech100 Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Destiny Tech100 Inc. collect my personal information?

We collect your personal information, for example

● To know investors’ identities and thereby prevent unauthorized access to confidential information;

● Design and improve the products and services we offer to investors;

● Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Destiny Tech100 Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Destiny Tech100 Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Destiny Tech100 Inc. doesn’t jointly market.

Destiny Tech100 Inc.

Directors and Officers (Unaudited)
December 31, 2023

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Directors and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Director. The business address for each Director and officer of the Fund is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, Texas 78701. The Fund’s statement of additional information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling (415) 639-9966 or by visiting https://destiny.xyz/tech100.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Sohail Prasad, 30	Director and Chief Executive Officer	Director since November 2020; Term expires 2025	Founder, Chairman of the Board and Chief Executive Officer, Destiny XYZ (2020 – present); Chief Executive Officer, Destiny Advisors LLC (2020 – present); Chief Executive Officer, Forge (2014 – 2018); Founding Partner, S2 Capital (2012 – present)	1	None
Independent Directors
Travis Mason, 38	Director	Director since April 2022; Term expires 2026	Operating Partner, 776 Fund Management (2021 – 2022); Fellow, Massachusetts Institute of Technology (2020 – 2021); Vice President, Certification and Regulation, Airbus (2017 – 2020)	1	None
Lisa Nelson, 47	Director	Director since August 2023; Term expires 2025	Director, Astra Space (2021-present); Director, Seattle Bank, Inc. (2021- present); Managing Director, Microsoft (2005-2019); Advisor, Brooks Running (2021-present); Advisor, Flying Fish (2020-present); Advisor, Movac (2020- present)	1	Director, Astra Space (NASDAQ: ASTR); Director, Seattle Bank, Inc.;

Destiny Tech100 Inc.

Directors and Officers (Unaudited)
December 31, 2023 (Continued)

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Executive Officers
Ethan Silver, 47	Chief Operating Officer	Chief Operating Officer since May 2021	Partner, Lowenstein Sandler LLP (2016 – present)	N/A	N/A
Peter Sattelmair, 46	Chief Financial Officer	Chief Financial Officer since April 2022	Director, PINE Advisor Solutions (2021 – present); Director of Fund Operations and Assistant Treasurer, Transamerica Asset Management (2015 – 2021)	N/A	N/A
Cory Gossard, 50	Chief Compliance Officer	Chief Compliance Officer since April 2022	Director, PINE Advisor Solutions (2021 – present); Chief Compliance Officer, SS&C ALPS	N/A	N/A

(1)	The address for each Director and officer is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, Texas 78701.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling (415) 639-9966 or by visiting https://destiny.xyz/tech100.

Investment Adviser

Destiny Advisors, LLC
Austin, TX

Legal Counsel

Eversheds Sutherland
Washington, DC

Independent Registered Public Accounting Firm

Marcum LLP
San Francisco, CA

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC
Milwaukee, WI

Custodian

U.S. Bank, N.A.
Cincinnati, OH

Trustees

Travis Mason
Lisa Nelson
Sohail Prasad

Director and Chief Executive Officer

Sohail Prasad

Chief Operating Officer

Ethan Silver

Principal Financial Officer and Treasurer

Peter Sattelmair

Chief Compliance Officer

Cory Gossard

This page intentionally left blank.

This page intentionally left blank.

D/XYZ IS REDEFINING THE VENTURE INVESTMENT ECOSYSTEM SO IT SERVES EVERYONE, GIVING GROWTH BACK TO EVERYDAY INVESTORS BY PROVIDING PUBLIC ACCESS TO THE PRIVATE MARKET.

D/XYZ
DESTINY TECH100 1401 LAVACA STREET, #144 AUSTIN, TX 78701

DESTINY.XYZ

(b)	Not applicable.

Item 13. Exhibits.

(a)	(1) Code of ethics. Incorporated by reference from the Registrant’s annual report on Form N-CSR for the fiscal year ended December 31, 2023 filed on March 8, 2024.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destiny Tech100 Inc.

By (Signature and Title)*	/s Sohail Prasad
Sohail Prasad, President/Principal Executive Officer

Date	May 20, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, President/Principal Executive Officer

Date:	May 20, 2025

By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer/Principal Financial Officer

Date:	May 20, 2025